UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

SPAR Group, Inc. ("SGRP", the "Corporation" or the "Registrant") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In 2019, SPAR provided a confidential bonus plan ("2019 Bonus Plan" or the "Plan") for approximately 29 individuals employed by SGRP ("2019 Plan Employees"), including SGRP's Executive Officers. The Compensation Committee (the "Compensation Committee") of SGRP's Board of Directors (the "Board") in 2019 approved the 2019 Bonus Plan for payment and the participants therein and formulas thereunder respecting the bonus plan amount(s) to be earned by the 2019 Plan Employees pursuant to the 2019 Bonus Plan. The Plan stipulated that such bonus plan amount(s) would not be reduced or affected by any related party expenses or payments. SGRP confirmed such participation and formulas in an individual letter to each 2019 Plan Employee and promised to and agreed with each 2019 Plan Employee to pay bonuses upon satisfaction of the bonus performance criteria stated therein (each a "2019 Bonus Letter").

Under the terms of the 2019 Bonus Plan, any annual bonus earned thereunder was to be paid out after the Company's 2019 financial results (the "2019 Financial Results") had been determined, audited and publicly communicated.  No further approval of the Compensation Committee or Board was required or possible and no deferrals or changes could be made without the written agreement of the affected 2019 Plan Employee.

The 2019 Financial Results (i) were finalized and publicly communicated on March 27, 2020, and (ii) were included in SGRP's audited consolidated financial statements in its Annual Report on Form 10-K for 2019 as filed with the SEC on April 14, 2020 (the "Annual Report"), which Annual Report was approved by SGRP's Audit Committee and signed by a majority of the directors on the Board.  The 2019 Financial Results included the components used to internally compute the EBITDA applicable to such bonus performance criteria. As a result, all 2019 Plan Employees, unconditionally and irrevocably earned their bonuses under the 2019 Bonus Plan and 2019 Bonus Letter and became unconditionally and irrevocably entitled to payment of such bonuses as of March 27, 2020 (collectively, the "2019 Bonuses").

On or about March 27, 2020, SGRP's management also began to realize that, while current cash availability was more than sufficient to pay the full 2019 Bonuses, there was uncertainty in SGRP's future cash flow realities in light of the global pandemic known as the new Coronavirus and COVID-19 (which event and effect was unforeseeable when the 2019 Bonus Plan was adopted and communicated), and that uncertainty was beginning to make current payment of any substantial amounts of the 2019 Bonuses administratively impracticable and inadvisable. SGRP's management has thus determined, with the consent of each affected 2019 Plan Employee pursuant to each Delayed Payment Agreement (as defined below), to temporarily suspend payments of the 2019 Bonuses under the 2019 Bonus Plan for all of the 2019 Plan Employees (collectively, the "2019 Deferred Bonuses"), while recognizing that all such bonuses under the 2019 Bonus Plan were unconditionally and irrevocably earned by and payment became due and payable to all of the 2019 Plan Employees as of March 27, 2020.

SGRP's management's expects and anticipates that cash flow later this year will be such that proportional payout of the 2019 Bonuses can reasonably be accomplished, and SGRP's management thus anticipates and intends, and SGRP has promised and agreed in each Delayed Payment Agreement, that all remaining payment(s) under the 2019 Bonus Plan will be made to each of the 2019 Plan Employee as soon as administratively practicable, and will begin in any event no later than December 31, 2020, or any earlier occurrence of certain specified events.  Each of the 2019 Plan Employee has agreed to forego interest through December 31, 2020, on the deferred amount of the 2019 Bonuses based on SGRP's promise and agreement to make the remaining payment(s) set forth herein.

On or about April 23, 2020, SGRP and SPAR Marketing Force, Inc. (and certain affiliates thereof), entered into Delayed Payment Agreements dated and effective as of March 27, 2020, with each of the SGRP 2019 Plan Employees, either (i) in the form of the Delayed Payment Agreement in the form annexed hereto as Exhibit 10.2 hereto (the "Original Agreement"), as amended by  the related Amendment to Delayed Payment dated and effective as of March 27, 2020, in the form annexed hereto as Exhibit 10.3 hereto (the "Amendment"), or (ii) the Delayed Payment Agreement in the form annexed hereto as Exhibit 10.4 hereto (the "Revised Agreement").  The Original Agreements as amended by the Amendments and the Revised Agreements may be each referred to as a "Delayed Payment Agreement".

On April 22, 2020, the Audit Committee of the Board approved the form of Original Agreement.  In subsequent conversations the Chairman of the Audit Committee requested that the early payment trigger in §2(c) for any "refinancing of the Company's Domestic Credit Facility" be removed, and SGRP's management agreed to try to do so.  Accordingly, SGRP prepared the Amendment for each signed Original Agreement and obtained a signed Amendment for each, and used and executed the Revised Agreement with each other SGRP 2019 Plan Employee.  The early payment trigger in §2(c) for any "refinancing of the Company's Domestic Credit Facility" had been in clause (i) of the Original Agreement but was removed by the Amendment and also was simply removed (and the other triggers renumbered) in the form Revised Agreement.  Accordingly, §2(c) in the Original Agreements as amended by the Amendment and §2(c) in the Revised Agreement are the same Delayed Payment Agreement provision in substance, and each of the 2019 Plan Employees is a party to a Delayed Payment Agreement with SGRP in one such form or the other such form.

The Delayed Payment Agreement provides, among other things, that certain bonus payments were fully, unconditionally and irrevocably earned and due and payable to the Officers on March 27, 2020, pursuant to the SGRP's 2019 Bonus Plan (the "2019 Bonuses") and will be temporarily delayed due to the uncertainties of the Company's future cash flows as a result of the Coronavirus and COVID-19 pandemic. Under the Delayed Payment Agreement, the Company intends to pay the Bonuses as soon as administratively possible and by September 1, 2020, provided there are sufficient availability of funds to make such payments at that time, and in any event, the Company intends and has unconditionally agreed to pay the 2019 Bonuses by no later than December 31, 2020, in the Delayed Payment Agreements.

The SGRP Executive Officer 2019 Bonuses earned are listed in Exhibit 10.1 hereto.

The foregoing description of the Agreement is qualified in its entirety by reference to the final forms of Original Agreement, Amendment and Revised Agreement attached to this Current Report on Form 8-K as Exhibits 10.2, 10.3 and 10.4, respectively, which are each incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K and the attached Exhibits (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the potential negative effects of the Coronavirus and COVID-19 pandemic on Company's business, cash flow or financial condition, the Company's cash flow later this year, the ability of the Company to pay 2019 Deferred Bonuses or otherwise comply with the Delayed Payment Agreements, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in SGRP's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(d)     Exhibits:

10.1     List of SGRP Executive Officer 2019 Bonuses Earned (as attached hereto and filed herewith).

10.2     Form of Delayed Payment Agreement (as attached hereto and filed herewith).

10.3     Form of Amendment to Delayed Payment Agreement (as attached hereto and filed herewith).

10.4     Form of Delayed Payment Agreement (as attached hereto and filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	May 21, 2020
By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer